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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 JUNE 22, 1998
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                Date of Report (Date of earliest event reported)



                                   INTUIT INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

          0-21180                                    77-0034661
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
   (Commission file number)                (I.R.S. Employer Identification No.)
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                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
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          (Address of principal executive offices, including zip code)





                                 (650) 944-6000
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              (Registrant's telephone number, including area code)




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                                    CONTENTS

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
Item 2: Acquisition or Disposition of Assets........................... 3

Item 7: Financial Statements and Exhibits ............................. 4

Signatures ............................................................ 5
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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On June 22, 1998, Intuit Inc. (the "Company") consummated its acquisition of Lacerte Software Corporation and Lacerte Educational Services
Corporation (together, "Lacerte") pursuant to an Asset Purchase Agreement dated as of May 18, 1998 (the "Asset Purchase Agreement"). Under the Asset Purchase
Agreement, a wholly-owned subsidiary of Intuit purchased substantially all of Lacerte's assets in exchange for $400 million in cash, and assumed substantially all of Lacerte's liabilities (the "Acquisition"). The Acquisition was initially announced on May 18, 1998 and will be accounted for under the purchase method of accounting. The Company used the net proceeds from a public offering of equity securities to fund the cash purchase price of the Acquisition.

            Lacerte is a leading developer and marketer of tax preparation software and services for tax professionals. Its products are used primarily by tax professionals to prepare federal and state income tax returns for individuals and small businesses, as well as estate, trust and gift tax returns.
Lacerte's products provide an efficient user friendly interface, but are also designed to support complex returns and analysis. Customers can elect to license each of Lacerte's programs for a single fee for unlimited annual use or to use them on a "pay-per-return" or "remote entry processing" basis. Lacerte currently provides DOS and Windows 95 versions of its products. Lacerte also provides electronic filing services and offers seminars and self-study tutorials in a variety of areas related to tax preparation and software usage. In its fiscal year ended March 31, 1998, Lacerte licensed use of its products to over 30,000 customers, primarily accounting and tax firms.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired

         Included as Exhibit 99.01 hereto, and incorporated herein by reference, is a copy of the audited combined financial statements of Lacerte as of March
31, 1997 and 1998 and for the years ended March 31, 1996, 1997 and 1998.
Included as as Exhibit 99.02 hereto, and incorporated herein by reference, is a copy of certain unaudited financial information of Lacerte for the six months ended March 31, 1998. The unaudited financial information included for the six months ended March 31, 1998 is incomplete as it was prepared solely for purposes of preparing pro forma condensed combining statements of operations data and does not include all of the information required by Regulation S-X for full quarterly financial statements, such as footnotes.

         (b) Pro Forma Financial Statements

         The Company will file any required pro forma financial information as soon as it is available, and in no event later than September 7, 1998, as permitted by Item 7(b), paragraph 2 of Form 8-K.

         (c) Exhibits

         The following exhibits are filed herewith:

Number                                  Description
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 2.01        Asset Purchase Agreement dated as of May 18, 1998 by and between the Company and Lacerte (incorporated by reference to the amendment on Form 8-K/A filed May 19, 1998 to the Current Report of the
             Company on Form 8-K dated May 18, 1998).

23.01        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.01        Audited Combined Financial Statements of Lacerte as of March 31,
             1997 and 1998 and for the years ended March 31, 1996, 1997 and 1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.02 to the Company's
             Current Report on Form 8-K dated May 18, 1998.

99.02 Unaudited condensed combined income statement information of Lacerte for the six month period ended March 31, 1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.03 to the Company's Current Report on Form 8-K dated May 18, 1998.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             INTUIT INC.

Dated:  July 6, 1998                         /s/ Catherine L. Valentine
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                                             Catherine L. Valentine
                                             Vice President, General
                                             Counsel and Secretary





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                                 EXHIBIT INDEX


Number                                  Description
------       -------------------------------------------------------------------
 2.01        Asset Purchase Agreement dated as of May 18, 1998 by and between the Company and Lacerte (incorporated by reference to the amendment on Form 8-K/A filed May 19, 1998 to the Current Report of the
             Company on Form 8-K dated May 18, 1998).

23.01        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.01        Audited Combined Financial Statements of Lacerte as of March 31,
             1997 and 1998 and for the years ended March 31, 1996, 1997 and 1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.02 to the Company's
             Current Report on Form 8-K dated May 18, 1998.

99.02 Unaudited condensed combined income statement information of Lacerte for the six month period ended March 31, 1998. These financial statements are identical to the financial statements of Lacerte filed as exhibit 99.03 to the Company's Current Report on Form 8-K dated May 18, 1998.